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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 27, 2001


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of November 1, 2001, providing for the issuance of
        Floating Rate Mortgage Pass-Through Certificates, Series 2001-3)


                       Ameriquest Mortgage Securities Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-65362                33-0885129
           --------                  ---------                ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                              92868
------------------                                              -----
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660
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                                       -2-


Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------

         On December 7, 2001, a single series of certificates, entitled Ameriquest Mortgage Securities Inc., Floating Rate Mortgage Pass-Through Certificates, Series 2001-3 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2001 (the "Agreement"), among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company as master servicer (the "Master Servicer") and Bankers Trust Company of California, N.A. as trustee (the "Trustee").

         On December 21, 2001 following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to approximately $19,558,754 with funds on deposit in the pre-funding account (the "Pre-Funding Account") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated December 21, 2001, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Item 5.  Other Events
         ------------

Description of the Mortgage Pool

         The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first lien adjustable-rate and fixed- rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of approximately $79,941,802.78 as of December 1, 2001 and (ii) the Pre-Funding Account, which contained approximately $20,058,197.22.

         As more fully described above, on December 21, 2001, the Depositor purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Account.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of December 1, 2001, the end of the "Funding Period" (as defined in the Agreement).






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                                       -3-

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits



                  Exhibit No.                            Description
                  -----------                            -----------
                  4.2                       Subsequent Transfer Instrument, dated as of December 21,
                                            2001, between Ameriquest Mortgage Securities Inc. as seller and Bankers Trust Company of California, N.A., as trustee.

                  99.1                      Characteristics of the Mortgage Pool as of December 1, 2001,
                                            relating to Ameriquest Mortgage Securities Inc., Floating Rate
                                            Mortgage Pass-Through Certificates, Series 2001-3.














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                                       -4-

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: December 27, 2001

                                                 AMERIQUEST MORTGAGE SECURITIES
                                                 INC.


                                                 By: /s/ John P. Grazer
                                                     ---------------------------
                                                 Name:   John P. Grazer
                                                 Title:  Chief Financial Officer












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                                       -5-

                                Index to Exhibits
                                -----------------


                                                                                               Sequentially
       Exhibit No.                              Description                                    Numbered Page
       -----------                              -----------                                    -------------
           4.2            Subsequent Transfer Instrument

          99.1 Characteristics of the Mortgage Pool as of December 1, 2001, relating to Ameriquest
                          Mortgage Securities Inc., Floating Rate
                          Mortgage Pass-Through Certificates, Series
                          2001-3